Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Marilynn Meek
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3773

ASHFORD TRUST REPORTS SECOND QUARTER 2016 RESULTS

RevPar for all Hotels Grew 4.9%

Adjusted EBITDA Increased 11%

Adjusted Funds from Operations per Share Increased 18%

Comparable Hotel EBITDA Margin Increased 106 bps

Comparable Hotel EBITDA Flow-Through was 61%

DALLAS, August 4, 2016 — Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2016. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of June 30, 2016 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the second quarter ended June 30, 2016, with the second quarter ended June 30, 2015 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•                  Opportunistic focus on upper-upscale, full-service hotels

•                  Targets moderate debt levels of approximately 55 — 60% net debt/gross assets

•                  Highly-aligned management team and advisory structure

•                  One of the highest long-term total shareholder returns in the industry

•                  Attractive dividend yield of approximately 8.4%

FINANCIAL AND OPERATING HIGHLIGHTS

•                  RevPAR for all hotels increased 4.9% during the quarter

•                  RevPAR for all hotels not under renovation increased 5.7% during the quarter

•                  Adjusted EBITDA increased $12.8 million or 11%

•                  Comparable Hotel EBITDA Margin increased 106 basis points

•                  Comparable Hotel EBITDA flow-through was 61%

•                  Adjusted funds from operations (AFFO) was $0.60 per diluted share for the quarter as compared with $0.51 from the prior-year quarter representing an increase of 18%

•                  The Company’s common stock is currently trading at an approximate 8.4% dividend yield

•                  In the second quarter, the Company completed the sale of a 5-hotel, 1,396-room portfolio of select-service hotels for $142 million in cash ($102,000 per key)

•                  During the second quarter, the Company also announced that it had entered into a definitive agreement to sell the 151-room Courtyard Palm Desert and the 130-room Residence Inn Palm Desert for $36 million ($128,000 per key)

•                  Capex invested in the quarter was $47.5 million

•                  Subsequent to quarter end, on July 6, 2016, the Company announced that it had priced its underwritten public offering of 4,800,000 shares of 7.375% Series F Cumulative Preferred Stock at $25.00 per share

•                  Subsequent to quarter end, on July 8, 2016, the Company announced that it intends to redeem all of its issued and outstanding shares of 9.00% Series E Cumulative Preferred Stock

AHT Reports Second Quarter Results

August 4, 2016

CAPITAL STRUCTURE

At June 30, 2016, the Company had total assets of $4.9 billion in continuing operations.  As of June 30, 2016, the Company had $3.8 billion of mortgage debt in continuing operations. Ashford Trust’s total combined debt had a blended average interest rate of 5.2%.

Subsequent to quarter end, on July 6, 2016, the Company announced that it had priced its underwritten public offering of 4,800,000 shares of 7.375% Series F Cumulative Preferred Stock (the “Preferred Stock”) at $25.00 per share.  Dividends on the Preferred Stock will accrue at a rate of 7.375% per annum on the liquidation preference of $25.00 per share.

Subsequent to quarter end, on July 8, 2016, the Company announced that it intends to redeem all of its issued and outstanding shares of 9.00% Series E Cumulative Preferred Stock (the “Series E Preferred Stock”) (CUSIP No. 044103 505).  All shares of Series E Preferred Stock will be redeemed in accordance with the applicable procedures of the Depository Trust Company.  The redemption date will be August 8, 2016.  The Company intends to use the net proceeds of its Preferred Stock offering to redeem the shares of the Series E Preferred Stock.

SELECT-SERVICE HOTEL PORTFOLIO SALES PROCESS UPDATE

On June 1, 2016, the Company announced that it had completed the sale of a 5-hotel, 1,396-room portfolio of select-service hotels for $142 million in cash ($102,000 per key) to Noble Investment Group (“Noble”).  The 5-hotel portfolio is comprised of the 146-room Courtyard Edison in Edison, NJ; the 150-room Residence Inn Buckhead in Atlanta, GA; and the 312-room Courtyard Lake Buena Vista, 388-room Fairfield Inn Lake Buena Vista and 400-room Springhill Suites Lake Buena Vista in Orlando, FL.

The purchase price, including projected capex to be invested by Noble, represented a trailing 12-month cap rate of 8% on net operating income. On a trailing 12-month basis, the portfolio achieved RevPAR of $84 with occupancy of 79% and Average Daily Rate of $106. The portfolio had an existing debt balance of approximately $98 million, and the Company realized net proceeds from the disposition of approximately $37 million after debt repayment and transaction costs.

The Company also announced on June 1, 2016 that it had entered into a definitive agreement for the sale of the 151-room Courtyard Palm Desert and the 130-room Residence Inn Palm Desert for $36 million ($128,000 per key).  The transaction is scheduled to close in the third quarter of 2016, subject to certain closing conditions.

On a trailing 12-month basis, the purchase price of the Palm Desert portfolio, not including projected capex to be invested by the buyer, represents a cap rate of 8.3% on net operating income.  The portfolio has an existing debt balance of approximately $24 million that will be assumed by the buyer.  After debt assumption and transaction costs, the net proceeds are expected to be approximately $11 million.

STRATEGY REFINEMENTS

Ashford Trust is reaffirming its previously announced strategy refinements as follows:

•                  The Company will focus on acquiring and owning upper-upscale, full-service hotels

•                  The Company is not planning nor expects any future platform spinoffs

•                  The Company will continue to target a net debt to gross assets ratio of 55% - 60%

•                  The Company will continue to target cash and cash equivalents at a level of 25% - 35% of its total equity market capitalization for the purposes of:

•                  property-level and corporate-level working capital needs

•                  as a hedge against a downturn in the economy or hotel fundamentals

•                  to be prepared to pursue accretive investments or stock buybacks as those opportunities arise

AHT Reports Second Quarter Results

August 4, 2016

PORTFOLIO REVPAR

As of June 30, 2016, the Ashford Trust portfolio consisted of direct hotel investments with 127 properties classified in continuing operations.  During the second quarter of 2016, 110 of the Company’s hotels included in continuing operations were not under renovation.  The Company believes reporting its operating metrics for the hotels in continuing operations on a comparable total basis (all 127 hotels) and comparable not under renovation basis (110 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio.  Details of each category are provided in the tables attached to this release.

•                  Comparable RevPAR increased 4.9% to $131.33 for all hotels on a 3.5% increase in ADR and a 1.4% increase in occupancy

•                  Comparable RevPAR increased 5.7% to $132.95 for hotels not under renovation on a 3.3% increase in ADR and a 2.3% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the 127 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On June 14, 2016, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company’s common stock for the second quarter ending June 30, 2016, payable on July 15, 2016, to shareholders of record as of June 30, 2016.

“We are pleased with the performance of our portfolio in the second quarter, which significantly outperformed the industry average, and we believe this outperformance highlights the quality of our portfolio and our asset management capabilities,” commented Monty J. Bennett, Ashford Trust’s Chairman and Chief Executive Officer. “Additionally, we are executing on our plan to divest of our non-core, select-service assets and during the quarter, we completed the sale of the five-hotel portfolio and have signed a definitive agreement to sell our two Palm Desert assets.  We continue to see solid interest in our select-service assets and will pursue transactions that we believe will create shareholder value for the Company.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, August 5, 2016, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2432. A replay of the conference call will be available through Friday, August 12, 2016, by dialing (719) 457-0820 and entering the confirmation number, 7397431.

AHT Reports Second Quarter Results

August 4, 2016

The Company will also provide an online simulcast and rebroadcast of its first quarter 2016 earnings release conference call.  The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Friday, August 5, 2016, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward looking statements in this press release include, among others, statements about the Company’s strategy and future plans.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	June 30,	December 31,
	2016	2015

ASSETS
Investments in hotel properties, net	$4,236,009	$4,419,684
Cash and cash equivalents	261,821	215,078
Restricted cash	161,935	153,680
Accounts receivable, net of allowance of $877 and $715, respectively	55,147	40,438
Inventories	4,765	4,810
Note receivable, net of allowance of $6,856 and $7,083, respectively	3,850	3,746
Investment in Ashford Inc.	5,742	6,616
Investment in securities investment fund	53,070	55,952
Deferred costs, net	3,347	3,847
Prepaid expenses	24,103	12,458
Derivative assets, net	15,800	3,435
Other assets	14,043	10,647
Intangible assets, net	11,245	11,343
Due from Ashford Prime, net	15	528
Due from related party, net	2,202	—
Due from third-party hotel managers	18,040	22,869
Assets held for sale	29,831	—

Total assets	$4,900,965	$4,965,131

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,758,767	$3,840,617
Accounts payable and accrued expenses	138,786	123,444
Dividends payable	23,097	22,678
Unfavorable management contract liabilities	2,367	3,355
Due to Ashford Inc., net	7,336	9,856
Due to related party, net	—	1,339
Due to third-party hotel managers	2,989	2,504
Intangible liabilities, net	16,297	16,494
Other liabilities	16,789	14,539
Liabilities related to assets held for sale	24,429	—

Total liabilities	3,990,857	4,034,826

Redeemable noncontrolling interests in operating partnership	109,703	118,449

Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,657,206 shares issued and outstanding at June 30, 2016 and December 31, 2015	17	17
Series D Cumulative Preferred Stock, 9,468,706 shares issued and outstanding at June 30, 2016 and December 31, 2015	95	95
Series E Cumulative Preferred Stock, 4,630,000 shares issued and outstanding at June 30, 2016 and December 31, 2015	46	46
Common stock, $0.01 par value, 200,000,000 shares authorized, 96,176,799 and 95,470,903 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	962	955
Additional paid-in capital	1,598,486	1,597,194
Accumulated deficit	(799,939)	(787,221)
Total stockholders’ equity of the Company	799,667	811,086
Noncontrolling interest in consolidated entities	738	770

Total equity	800,405	811,856

Total liabilities and equity	$4,900,965	$4,965,131

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

REVENUE
Rooms	$325,906	$291,670	$616,521	$492,660
Food and beverage	69,206	64,765	132,261	104,318
Other	15,115	12,473	28,824	21,305

Total hotel revenue	410,227	368,908	777,606	618,283
Other	443	430	836	1,290

Total revenue	410,670	369,338	778,442	619,573

EXPENSES
Hotel operating expenses
Rooms	67,193	60,735	130,295	103,888
Food and beverage	45,419	42,041	88,520	68,321
Other expenses	119,612	108,395	232,749	183,177
Management fees	14,880	13,385	28,575	23,042

Total hotel operating expenses	247,104	224,556	480,139	378,428

Property taxes, insurance and other	19,293	17,576	37,905	29,170
Depreciation and amortization	60,079	52,616	122,241	90,480
Impairment charges	(116)	19,840	(227)	19,734
Transaction costs	(18)	4,959	77	5,458
Advisory services fee:
Base advisory fee	8,726	8,505	17,266	16,516
Reimbursable expenses	1,602	1,816	3,065	3,201
Non-cash stock/unit-based compensation	1,748	1,151	2,648	1,322

Corporate, general and administrative:
Non-cash stock/unit-based compensation	537	538	537	538
Other general and administrative	2,248	2,582	3,921	7,422

Total operating expenses	341,203	334,139	667,572	552,269

OPERATING INCOME	69,467	35,199	110,870	67,304

Equity in earnings (loss) of unconsolidated entities	(287)	1,907	(3,872)	(4,715)
Interest income	74	30	137	46
Gain on acquisition of Highland JV and sale of hotel properties	23,094	—	22,980	380,705
Other income (expense)	(3,085)	(2,283)	(3,337)	2,047
Interest expense, net of premiums	(50,289)	(42,886)	(100,054)	(74,515)
Amortization of loan costs	(6,173)	(4,609)	(12,351)	(7,615)
Write-off of loan costs and exit fees	(3,941)	—	(3,941)	(4,767)
Unrealized gain on marketable securities	—	1,929	—	127
Unrealized gain (loss) on derivatives	6,878	(1,955)	13,796	(3,653)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	35,738	(12,668)	24,228	354,964
Income tax expense	(603)	(2,089)	(1,232)	(2,914)
NET INCOME (LOSS)	35,135	(14,757)	22,996	352,050
(Income) loss from consolidated entities attributable to noncontrolling interest	(6)	(14)	32	11
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(4,376)	2,527	(2,264)	(42,809)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	30,753	(12,244)	20,764	309,252
Preferred dividends	(8,491)	(8,491)	(16,981)	(16,981)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$22,262	$(20,735)	$3,783	$292,271

INCOME (LOSS) PER SHARE — BASIC AND DILUTED
Basic:
Income (loss) from continuing operations attributable to common stockholders	$0.23	$(0.21)	$0.04	$2.96
Weighted average common shares outstanding — basic	94,474	99,755	94,309	97,661

Diluted:
Income (loss) from continuing operations attributable to common stockholders	$0.23	$(0.21)	$0.04	$2.86
Weighted average common shares outstanding — diluted	94,474	99,755	94,309	116,118

Dividends declared per common share:	$0.12	$0.12	$0.24	$0.24

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Net income (loss)	$35,135	$(14,757)	$22,996	$352,050
(Income) loss from consolidated entities attributable to noncontrolling interest	(6)	(14)	32	11
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(4,376)	2,527	(2,264)	(42,809)
Net income (loss) attributable to the Company	30,753	(12,244)	20,764	309,252

Interest income	(74)	(30)	(137)	(46)
Interest expense and amortization of premiums and loan costs, net	56,434	47,465	112,347	82,071
Depreciation and amortization	60,018	52,566	122,119	90,386
Income tax expense	603	2,089	1,232	2,914
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	4,376	(2,527)	2,264	42,809
Equity in (earnings) loss of unconsolidated entities	355	(2,855)	874	3,767
Company’s portion of EBITDA of Ashford Inc.	(487)	1,586	(372)	(692)
Company’s portion of EBITDA of Ashford Prime	—	4,221	—	7,131
Company’s portion of EBITDA of Highland JV	—	—	—	11,982

EBITDA available to the Company and OP unitholders	151,978	90,271	259,091	549,574

Amortization of unfavorable management contract liabilities	(494)	(494)	(988)	(988)
Impairment charges	(116)	19,840	(227)	19,734
Gain on acquisition of Highland JV and sale of hotel properties	(23,094)	—	(22,980)	(380,705)
Write-off of loan costs and exit fees	3,941	—	3,941	4,767
Other (income) expense	3,085	2,283	3,337	(2,047)
Transaction, acquisition and management conversion costs	427	5,665	645	9,589
Legal judgment and related legal costs	24	24	48	48
Unrealized (gain) loss on marketable securities	—	(1,929)	—	(127)
Unrealized (gain) loss on derivatives	(6,878)	1,955	(13,796)	3,653
Dead deal costs	304	192	301	247
Non-cash stock/unit-based compensation	2,342	1,689	3,326	1,860
Company’s portion of unrealized (gain) loss of unconsolidated entities and investment in securities investment fund	(68)	948	2,998	948
Company’s portion of adjustments to EBITDA of Ashford Inc.	1,388	(668)	2,136	2,655
Company’s portion of adjustments to EBITDA of Ashford Prime	—	238	—	156

Adjusted EBITDA available to the Company and OP unitholders	$132,839	$120,014	$237,832	$209,364

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Net income (loss)	$35,135	$(14,757)	$22,996	$352,050
(Income) loss from consolidated entities attributable to noncontrolling interest	(6)	(14)	32	11
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(4,376)	2,527	(2,264)	(42,809)
Preferred dividends	(8,491)	(8,491)	(16,981)	(16,981)

Net income (loss) attributable to common stockholders	22,262	(20,735)	3,783	292,271

Depreciation and amortization on real estate	60,018	52,566	122,119	90,386
Gain on acquisition of Highland JV and sale of hotel properties	(23,094)	—	(22,980)	(380,705)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	4,376	(2,527)	2,264	42,809
Equity in (earnings) loss of unconsolidated entities	355	(2,855)	874	3,767
Impairment charges on real estate	—	19,949	—	19,949
Company’s portion of FFO of Ashford Inc.	(357)	1,679	(512)	(1,067)
Company’s portion of FFO of Ashford Prime	—	2,856	—	4,308
Company’s portion of FFO of Highland JV	—	—	—	3,791

FFO available to common stockholders and OP unitholders	63,560	50,933	105,548	75,509

Write-off of loan costs and exit fees	3,941	—	3,941	4,767
Other impairment charges	(116)	(109)	(227)	(215)
Other (income) expense	3,085	2,283	3,337	(2,047)
Transaction, acquisition and management conversion costs	427	5,665	645	9,589
Legal judgment and related legal costs	24	24	48	48
Unrealized (gain) loss on marketable securities	—	(1,929)	—	(127)
Unrealized (gain) loss on derivatives	(6,878)	1,955	(13,796)	3,653
Dead deal costs	304	192	301	247
Non-cash stock/unit-based compensation	2,342	1,689	3,326	1,860
Company’s portion of unrealized (gain) loss of unconsolidated entities and investment in securities investment fund	(68)	948	2,998	948
Company’s portion of adjustments to FFO of Ashford Inc.	1,388	(1,759)	2,136	(16)
Company’s portion of adjustments to FFO of Ashford Prime	—	168	—	20

Adjusted FFO available to common stockholders and OP unitholders	$68,009	$60,060	$108,257	$94,236

Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.60	$0.51	$0.95	$0.81

Weighted average diluted shares	113,744	118,644	113,529	116,508

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

June 30, 2016

(dollars in thousands)

(unaudited)

							Comparable	Comparable
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA (8)	Debt Yield

Morgan Stanley Pool A - 7 hotels	August 2016	LIBOR + 4.35%	$—	$301,000	(2)	$301,000	$36,911	12.3%
Morgan Stanley Pool B - 5 hotels	August 2016	LIBOR + 4.38%	—	62,900	(2)	62,900	7,462	11.9%
JPM Chase Marriott Fremont - 1 hotel	August 2016	LIBOR + 4.20%	—	37,500	(2)	37,500	8,145	21.7%
Secured revolving credit facility - various	October 2016	Base Rate (6) + 2.00% or LIBOR + 3.00%	—	—	(5)	—	N/A	N/A
BAML Pool 1 & 2 - 8 hotels	January 2017	LIBOR + 4.95%	—	376,800	(2)	376,800	43,343	11.5%
Morgan Stanley MIP - 5 hotels	February 2017	LIBOR + 4.75%	—	200,000	(1) (7)	200,000	23,983	12.0%
Cantor Commercial Real Estate Memphis - 1 hotel	April 2017	LIBOR + 4.95%	—	33,300	(2)	33,300	3,985	12.0%
Column Financial - 24 hotels	April 2017	LIBOR + 4.39%	—	1,070,560	(3)	1,070,560	116,093	10.8%
Wachovia 1 - 5 hotels	April 2017	5.95%	109,492	—		109,492	17,630	16.1%
Wachovia 2 - 7 hotels	April 2017	5.95%	119,784	—		119,784	17,838	14.9%
Wachovia 6 - 5 hotels	April 2017	5.95%	149,752	—		149,752	19,348	12.9%
JPM Lakeway - 1 hotel	May 2017	LIBOR + 5.10%	—	25,100	(2)	25,100	1,749	7.0%
BAML Le Pavillon - 1 hotel	June 2017	LIBOR + 5.10%	—	43,750	(2)	43,750	3,305	7.6%
US Bank Indigo Atlanta - 1 hotel	June 2017	5.98%	15,868	—		15,868	2,232	14.1%
Morgan Stanley - 8 hotels	July 2017	LIBOR + 4.09%	—	144,000	(2)	144,000	12,877	8.9%
Morgan Stanley Ann Arbor - 1 hotel	July 2017	LIBOR + 4.15%	—	35,200	(2)	35,200	3,988	11.3%
BAML W Atlanta - 1 hotel	July 2017	LIBOR + 5.10%	—	40,500	(2)	40,500	4,434	10.9%
BAML Pool - 17 hotels	December 2017	LIBOR + 5.52%	—	412,500	(3)	412,500	48,566	11.8%
Morgan Stanley Boston Back Bay - 1 hotel	January 2018	4.38%	97,103	—		97,103	14,585	15.0%
Morgan Stanley Princeton/Nashville - 2 hotels	January 2018	4.44%	106,222	—		106,222	28,246	26.6%
NorthStar Gainesville - 1 hotel	July 2018	LIBOR + 4.50%	—	21,200	(4)	21,200	2,497	11.8%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—	12,000	(4)	12,000	1,776	14.8%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,492	—		5,492	1,060	19.3%
GACC Gateway - 1 hotel	November 2020	6.26%	97,659	—		97,659	16,560	17.0%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	55,110	—		55,110	6,211	11.3%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,454	—		10,454	1,601	15.3%
GACC Manchester RI - 1 hotel	January 2024	5.49%	7,163	—		7,163	1,270	17.7%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,694	—		6,694	943	14.1%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	67,520	—		67,520	8,645	12.8%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,500	—		12,500	2,293	18.3%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,980	—		24,980	3,582	14.3%
BAML Pool 3 - 3 hotels	February 2025	4.45%	53,741	—		53,741	8,527	15.9%
BAML Pool 4 - 2 hotels	February 2025	4.45%	23,982	—		23,982	3,402	14.2%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,777	—		20,777	3,108	15.0%
Unencumbered hotels			—	—		—	2,182	N/A
			$984,293	$2,816,310		$3,800,603	$478,377	12.6%

Percentage			25.9%	74.1%		100.0%

Weighted average interest rate			5.37%	5.13%		5.19%

All indebtedness is non-recourse with the exception of the secured revolving credit facility.

(1) The interest rate on this mortgage loan is subject to a LIBOR floor of 0.20%.

(2) This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(3) This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions.

(4) This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(5) Our borrowing capacity under our secured revolving credit facility is $100.0 million.

(6) Base rate, as defined in the secured revolving credit facility agreement is the greater of (i) the prime rate set by Bank of America, (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(7) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in February 2016.

(8) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

June 30, 2016

(in thousands)

(unaudited)

	2016	2017	2018	2019	2020	Thereafter	Total

Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
Wachovia 1 - 5 hotels	—	107,351	—	—	—	—	107,351
Wachovia 2 - 7 hotels	—	117,441	—	—	—	—	117,441
Wachovia 6 - 5 hotels	—	146,823	—	—	—	—	146,823
US Bank Indigo Atlanta - 1 hotel	—	15,583	—	—	—	—	15,583
Morgan Stanley Boston Back Bay - 1 hotel	—	—	94,226	—	—	—	94,226
Morgan Stanley Princeton/Nashville - 2 hotels	—	—	103,106	—	—	—	103,106
Omni American Bank Ashton - 1 hotel	—	—	—	5,168	—	—	5,168
Morgan Stanley MIP - 5 hotels	—	—	—	200,000	—	—	200,000
Morgan Stanley Pool A - 7 hotels	—	—	—	301,000	—	—	301,000
Morgan Stanley Pool B - 5 hotels	—	—	—	62,900	—	—	62,900
JPM Chase Marriott Fremont - 1 hotel	—	—	—	37,500	—	—	37,500
GACC Gateway - 1 hotel	—	—	—	—	89,886	—	89,886
BAML Pool 1 & 2 - 8 hotels	—	—	—	—	376,800	—	376,800
Cantor Commercial Real Estate Memphis - 1 hotel	—	—	—	—	33,300	—	33,300
JPM Lakeway - 1 hotel	—	—	—	—	25,100	—	25,100
BAML Le Pavillon - 1 hotel	—	—	—	—	43,750	—	43,750
Morgan Stanley - 8 hotels	—	—	—	—	144,000	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	—	—	35,200	—	35,200
NorthStar Gainesville - 1 hotel	—	—	—	—	21,200	—	21,200
BAML W Atlanta - 1 hotel	—	—	—	—	40,500	—	40,500
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	—	—	12,000	—	12,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C - 8 hotels	—	—	—	—	—	90,889	90,889
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,160	44,160
BAML Pool 4 - 2 hotels	—	—	—	—	—	19,707	19,707
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
Column Financial - 24 hotels	—	—	—	—	—	1,070,560	1,070,560
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	47,711	47,711
BAML Pool - 17 hotels	—	—	—	—	—	412,500	412,500
Principal due in future periods	$—	$387,198	$197,332	$606,568	$821,736	$1,723,498	$3,736,332

Scheduled amortization payments remaining	7,150	15,787	6,644	6,970	6,914	20,806	64,271

Total indebtedness	$7,150	$402,985	$203,976	$613,538	$828,650	$1,744,304	$3,800,603

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

	Three Months Ended
	June 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance
ALL HOTELS:
Rooms revenue (in thousands)	$324,590	$(6,928)	$317,662	$290,324	$12,406	$302,730	11.80%	4.93%
RevPAR	$129.63	$(81.34)	$131.33	$123.05	$209.35	$125.17	5.34%	4.92%
Occupancy	81.78%	(77.40%)	81.93%	80.84%	78.67%	80.79%	1.16%	1.42%
ADR	$158.51	$(105.09)	$160.29	$152.22	$266.11	$154.93	4.13%	3.46%

	Six Months Ended
	June 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance
ALL HOTELS:
Rooms revenue (in thousands)	$613,683	$(19,508)	$594,175	$489,887	$78,980	$568,867	25.27%	4.45%
RevPAR	$121.52	$(91.93)	$122.82	$118.53	$117.06	$118.32	2.52%	3.80%
Occupancy	78.05%	(81.56%)	77.89%	79.14%	68.31%	77.62%	(1.39%)	0.35%
ADR	$155.70	$(112.72)	$157.68	$149.77	$171.37	$152.43	3.97%	3.44%

NOTES:

(1)           The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)           All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)           The above information does not reflect the operations of Orlando WorldQuest Resort.

	Three Months Ended
	June 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance
ALL HOTELS:
NOT UNDER RENOVATION:
Rooms revenue (in thousands)	$293,391	$(6,928)	$286,463	$260,302	$10,716	$271,018	12.71%	5.70%
RevPAR	$130.99	$(81.34)	$132.95	$123.27	$248.71	$125.78	6.26%	5.70%
Occupancy	82.03%	(77.40%)	82.22%	80.39%	78.07%	80.35%	2.04%	2.33%
ADR	$159.68	$(105.09)	$161.71	$153.34	$318.55	$156.55	4.13%	3.29%

	Six Months Ended
	June 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance
ALL HOTELS:
NOT UNDER RENOVATION:
Rooms revenue (in thousands)	$550,734	$(19,508)	$531,226	$432,996	$73,234	$506,230	27.19%	4.94%
RevPAR	$121.80	$(91.93)	$123.27	$118.32	$117.47	$118.20	2.94%	4.29%
Occupancy	78.06%	(81.56%)	77.89%	78.77%	67.79%	77.18%	(0.90%)	0.92%
ADR	$156.04	$(112.72)	$158.27	$150.21	$173.29	$153.16	3.88%	3.34%

NOTES:

(1)             The above comparable information assumes the 110 hotel properties owned and included in the Company’s operations at June 30, 2016, and not under renovation during the three months ended June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)             All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)             The above comparable information does not reflect the operations of Orlando WorldQuest Resort.

(4)             Excluded Hotels Under Renovation:

Embassy Suites Austin, Hilton Garden Inn Austin, Courtyard Boston Billerica, Courtyard Irvine Foothill Ranch, Residence Inn Fairfax, SpringHill Suites Gaithersburg, SpringHill Suites Jacksonville, The Ashton, Towneplace Suites Manhattan Beach, Embassy Suites Dallas,  Embassy Suites Las Vegas, Marriott Dallas Market Center, Courtyard Bloomington, Embassy Suites Orlando, Hampton Inn Lawrenceville, Hyatt Regency Coral Gables, Embassy Suites Philadelphia

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA

(dollars in thousands)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2016	2015	% Variance	2016	2015	% Variance
ALL HOTELS:
Total hotel revenue	$408,510	$367,186	11.25%	$774,027	$614,773	25.90%
Non-comparable adjustments	(7,706)	17,610	(143.76)%	(21,645)	112,934	(119.17)%
Comparable total hotel revenue	$400,804	$384,796	4.16%	$752,382	$727,707	3.39%

Hotel EBITDA	$145,815	$128,075	13.85%	$263,425	$212,657	23.87%
Non-comparable adjustments	(1,882)	6,045	(131.13)%	(7,036)	29,636	(123.74)%
Comparable Hotel EBITDA	$143,933	$134,120	7.32%	$256,389	$242,293	5.82%
Hotel EBITDA Margin	35.69%	34.88%	0.81%	34.03%	34.59%	(0.56)%
Comparable Hotel EBITDA Margin	35.91%	34.85%	1.06%	34.08%	33.30%	0.78%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$100	$89	12.36%	$156	$144	8.33%
Hotel EBITDA attributable to the Company and OP unitholders	$145,715	$127,986	13.85%	$263,269	$212,513	23.88%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$143,833	$134,031	7.31%	$256,233	$242,149	5.82%

NOTES:

(1)         The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a)         Management fee expense was adjusted to reflect current contractual rates.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2016	2015	% Variance	2016	2015	% Variance
ALL HOTELS
NOT UNDER RENOVATION:
Total hotel revenue	$371,839	$331,869	12.04%	$699,649	$547,449	27.80%
Non-comparable adjustments	(7,706)	15,663	(149.20)%	(21,645)	105,896	(120.44)%
Comparable total hotel revenue	$364,133	$347,532	4.78%	$678,004	$653,345	3.77%

Hotel EBITDA	$132,924	$116,089	14.50%	$237,418	$189,387	25.36%
Non-comparable adjustments	(1,882)	5,262	(135.77)%	(7,036)	27,002	(126.06)%
Comparable Hotel EBITDA	$131,042	$121,351	7.99%	$230,382	$216,389	6.47%
Hotel EBITDA Margin	35.75%	34.98%	0.77%	33.93%	34.59%	(0.66)%
Comparable Hotel EBITDA Margin	35.99%	34.92%	1.07%	33.98%	33.12%	0.86%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$100	$89	12.36%	$156	$144	8.33%
Hotel EBITDA attributable to the Company and OP unitholders	$132,824	$116,000	14.50%	$237,262	$189,243	25.37%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$130,942	$121,262	7.98%	$230,226	$216,245	6.47%

NOTES:

(1)         The above comparable information assumes the 110 hotel properties owned and included in the Company’s operations at June 30, 2016, and not under renovation during the three months ended June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a)         Management fee expense was adjusted to reflect current contractual rates.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         Excluded Hotels Under Renovation:

Embassy Suites Austin, Hilton Garden Inn Austin, Courtyard Boston Billerica, Courtyard Irvine Foothill Ranch, Residence Inn Fairfax, SpringHill Suites Gaithersburg, SpringHill Suites Jacksonville, The Ashton, Towneplace Suites Manhattan Beach, Embassy Suites Dallas,  Embassy Suites Las Vegas, Marriott Dallas Market Center, Courtyard Bloomington, Embassy Suites Orlando, Hampton Inn Lawrenceville, Hyatt Regency Coral Gables, Embassy Suites Philadelphia

(5)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING SEASONALITY TABLE REFLECTS THE 127 HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT JUNE 30, 2016:

	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016	2016	2016	2016	2015	2015	2015	2015	2015	2015
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter

Total Hotel Revenue	$408,510	$(7,706)	$400,804	$365,517	$(13,939)	$351,578	$351,103	$(8,962)	$342,141	$362,511	$(2,264)	$360,247
Hotel EBITDA	$145,815	$(1,882)	$143,933	$117,610	$(5,154)	$112,456	$107,404	$(2,669)	$104,735	$116,420	$833	$117,253
Hotel EBITDA Margin	35.69%	24.42%	35.91%	32.18%	36.98%	31.99%	30.59%	29.78%	30.61%	32.11%	(36.79%)	32.55%

EBITDA % of Total TTM	29.9%	21.2%	30.1%	24.1%	58.1%	23.5%	22.0%	30.1%	21.9%	23.9%	(9.4%)	24.5%

JV Interests in EBITDA	$100	$—	$100	$56	$—	$56	$73	$—	$73	$102	$—	$102

	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016
	TTM	TTM	TTM

Total Hotel Revenue	$1,487,641	$(32,871)	$1,454,770
Hotel EBITDA	$487,249	$(8,872)	$478,377
Hotel EBITDA Margin	32.75%	26.99%	32.88%

EBITDA % of Total TTM	100.0%	100.0%	100.0%

JV Interests in EBITDA	$331	$—	$331

NOTES:

(1)        The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)        All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)        The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)        See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVPAR BY MARKET

(unaudited)

			Three Months Ended June 30,
	Number of	Number of	Actual	Non-comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Atlanta, GA Area	10	1,920	$121.00	$(99.62)	$122.12	$108.28	$147.54	$112.92	11.75%	8.15%
Boston, MA Area	3	915	198.10	—	198.10	215.75	104.49	194.15	(8.18)%	2.03%
Dallas / Ft. Worth, TX Area	7	1,518	117.76	—	117.76	111.20	—	111.20	5.90%	5.90%
Houston, TX Area	3	692	114.49	—	114.49	123.51	—	123.51	(7.30)%	(7.30)%
Los Angeles, CA Metro Area	8	1,900	124.80	—	124.80	110.11	—	110.11	13.34%	13.34%
Miami, FL Metro Area	3	587	121.80	—	121.80	118.70	—	118.70	2.61%	2.61%
Minneapolis - St. Paul, MN-WI Area	4	809	137.86	—	137.86	105.79	188.13	135.20	30.31%	1.96%
Nashville, TN Area	1	673	234.73	—	234.73	191.35	—	191.35	22.67%	22.67%
New York / New Jersey Metro Area	6	1,741	124.23	(100.55)	125.56	117.58	(100.12)	119.04	5.66%	5.48%
Orlando, FL Area	3	734	88.35	(76.30)	100.44	90.29	(79.26)	106.83	(2.15)%	(5.98)%
Philadelphia, PA Area	3	648	114.98	—	114.98	109.09	—	109.09	5.40%	5.40%
San Diego, CA Area	2	410	123.06	—	123.06	118.54	—	118.54	3.81%	3.81%
San Francisco - Oakland, CA Metro Area	6	1,368	161.81	—	161.81	151.24	—	151.24	6.99%	6.99%
Tampa, FL Area	3	680	116.92	—	116.92	104.65	—	104.65	11.72%	11.72%
Washington DC - MD - VA Area	10	2,466	163.74	—	163.74	161.12	—	161.12	1.63%	1.63%
Other Areas	55	9,519	117.34	—	117.34	114.14	109.43	113.55	2.80%	3.34%
Total Portfolio	127	26,580	$129.63	$(81.34)	$131.33	$123.05	$209.35	$125.17	5.34%	4.92%

NOTES:

(1)         The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA BY MARKET

(unaudited)

			Three Months Ended June 30,
	Number of	Number of	Actual	Non-comparable adjustments	Comparable		Actual	Non-comparable adjustments	Comparable		Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	% of Total	2015	2015	2015	% of Total	% Variance	% Variance
Atlanta, GA Area	10	1,920	$8,543	$(141)	$8,402	5.8%	$5,913	$719	$6,632	4.9%	44.48%	26.69%
Boston, MA Area	3	915	8,769	—	8,769	6.1%	7,432	782	8,214	6.1%	17.99%	6.76%
Dallas / Ft. Worth, TX Area	7	1,518	6,986	—	6,986	4.9%	6,375	—	6,375	4.8%	9.58%	9.58%
Houston, TX Area	3	692	3,257	—	3,257	2.3%	3,870	—	3,870	2.9%	(15.84)%	(15.84)%
Los Angeles, CA Metro Area	8	1,900	8,957	—	8,957	6.2%	8,462	—	8,462	6.3%	5.85%	5.85%
Miami, FL Metro Area	3	587	2,970	—	2,970	2.1%	2,682	—	2,682	2.0%	10.74%	10.74%
Minneapolis - St. Paul, MN-WI Area	4	809	4,798	—	4,798	3.3%	2,411	2,342	4,753	3.5%	99.00%	0.95%
Nashville, TN Area	1	673	8,100	—	8,100	5.6%	5,837	—	5,837	4.4%	38.77%	38.77%
New York / New Jersey Metro Area	6	1,741	10,357	(441)	9,916	6.9%	10,371	(581)	9,790	7.3%	(0.13)%	1.29%
Orlando, FL Area	3	734	3,591	(1,300)	2,291	1.6%	5,098	(2,470)	2,628	2.0%	(29.56)%	(12.82)%
Philadelphia, PA Area	3	648	2,780	—	2,780	1.9%	2,564	—	2,564	1.9%	8.42%	8.42%
San Diego, CA Area	2	410	2,051	—	2,051	1.4%	1,803	—	1,803	1.3%	13.75%	13.75%
San Francisco - Oakland, CA Metro Area	6	1,368	9,241	—	9,241	6.4%	8,140	—	8,140	6.1%	13.53%	13.53%
Tampa, FL Area	3	680	2,925	—	2,925	2.0%	2,719	—	2,719	2.0%	7.58%	7.58%
Washington DC - MD - VA Area	10	2,466	17,817	—	17,817	12.4%	17,122	—	17,122	12.8%	4.06%	4.06%
Other Areas	55	9,519	44,673	—	44,673	31.0%	37,276	5,253	42,529	31.6%	19.84%	5.04%
Total Portfolio	127	26,580	$145,815	$(1,882)	$143,933	100.0%	$128,075	$6,045	$134,120	100.0%	13.85%	7.32%

NOTES:

(1)         The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVPAR BY MARKET

(unaudited)

			Six Months Ended June 30,
	Number of	Number of	Actual	Non-comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	2015	2015	2015	% Variance	% Variance
Atlanta, GA Area	10	1,920	$118.72	$(98.79)	$120.02	$104.21	$138.46	$114.18	13.92%	5.11%
Boston, MA Area	3	915	153.94	—	153.94	209.26	101.12	156.90	(26.44)%	(1.89)%
Dallas / Ft. Worth, TX Area	7	1,518	116.87	—	116.87	112.73	115.68	113.07	3.67%	3.36%
Houston, TX Area	3	692	110.98	—	110.98	118.33	115.98	117.97	(6.21)%	(5.92)%
Los Angeles, CA Metro Area	8	1,900	131.19	—	131.19	113.15	119.82	113.66	15.94%	15.42%
Miami, FL Metro Area	3	587	153.40	—	153.40	149.82	—	149.82	2.39%	2.39%
Minneapolis - St. Paul, MN-WI Area	4	809	121.62	—	121.62	95.58	159.97	118.58	27.25%	2.56%
Nashville, TN Area	1	673	203.86	—	203.86	193.12	149.75	177.78	5.56%	14.67%
New York / New Jersey Metro Area	6	1,741	108.47	(85.34)	110.09	112.70	75.73	107.10	(3.75)%	2.79%
Orlando, FL Area	3	734	101.70	(91.88)	113.99	99.94	(89.53)	115.56	1.75%	(1.36)%
Philadelphia, PA Area	3	648	99.13	—	99.13	90.98	—	90.98	8.95%	8.95%
San Diego, CA Area	2	410	116.98	—	116.98	111.66	—	111.66	4.77%	4.77%
San Francisco - Oakland, CA Metro Area	6	1,368	154.09	—	154.09	144.90	—	144.90	6.34%	6.34%
Tampa, FL Area	3	680	128.50	—	128.50	115.47	122.12	116.67	11.28%	10.14%
Washington DC - MD - VA Area	10	2,466	137.38	—	137.38	141.18	91.86	136.78	(2.70)%	0.44%
Other Areas	55	9,519	109.22	—	109.22	109.70	89.40	107.00	(0.43)%	2.08%
Total Portfolio	127	26,580	$121.52	$(91.93)	$122.82	$118.53	$117.06	$118.32	2.52%	3.80%

NOTES:

(1)         The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA BY MARKET

(unaudited)

			Six Months Ended June 30,
	Number of	Number of	Actual	Non-comparable adjustments	Comparable		Actual	Non-comparable adjustments	Comparable		Actual	Comparable
Region	Hotels	Rooms	2016	2016	2016	% of Total	2015	2015	2015	% of Total	% Variance	% Variance

Atlanta, GA Area	10	1,920	$16,679	$(654)	$16,025	6.3%	$9,699	$4,627	$14,326	5.9%	72.0%	11.9%
Boston, MA Area	3	915	11,160	—	11,160	4.4%	8,742	2,445	11,187	4.6%	27.7%	(0.2)%
Dallas / Ft. Worth, TX Area	7	1,518	14,454	—	14,454	5.6%	11,979	1,947	13,926	5.7%	20.7%	3.8%
Houston, TX Area	3	692	6,530	—	6,530	2.5%	6,090	1,402	7,492	3.1%	7.2%	(12.8)%
Los Angeles, CA Metro Area	8	1,900	20,405	—	20,405	8.0%	16,169	1,427	17,596	7.3%	26.2%	16.0%
Miami, FL Metro Area	3	587	8,230	—	8,230	3.2%	7,738	—	7,738	3.2%	6.4%	6.4%
Minneapolis - St. Paul, MN-WI Area	4	809	7,166	—	7,166	2.8%	3,887	3,076	6,963	2.9%	84.4%	2.9%
Nashville, TN Area	1	673	13,585	—	13,585	5.3%	7,817	2,975	10,792	4.5%	73.8%	25.9%
New York / New Jersey Metro Area	6	1,741	15,937	(759)	15,178	5.9%	14,260	697	14,957	6.2%	11.8%	1.5%
Orlando, FL Area	3	734	11,442	(5,623)	5,819	2.3%	12,623	(6,555)	6,068	2.5%	(9.4)%	(4.1)%
Philadelphia, PA Area	3	648	3,897	—	3,897	1.5%	3,333	—	3,333	1.4%	16.9%	16.9%
San Diego, CA Area	2	410	3,710	—	3,710	1.4%	3,258	—	3,258	1.3%	13.9%	13.9%
San Francisco - Oakland, CA Metro Area	6	1,368	17,301	—	17,301	6.7%	15,792	—	15,792	6.5%	9.6%	9.6%
Tampa, FL Area	3	680	7,480	—	7,480	2.9%	5,355	1,262	6,617	2.7%	39.7%	13.0%
Washington DC - MD - VA Area	10	2,466	26,807	—	26,807	10.5%	25,314	1,123	26,437	10.9%	5.9%	1.4%
Other Areas	55	9,519	78,642	—	78,642	30.7%	60,601	15,210	75,811	31.3%	29.8%	3.7%
Total Portfolio	127	26,580	$263,425	$(7,036)	$256,389	100.0%	$212,657	$29,636	$242,293	100.0%	23.9%	5.8%

NOTES:

(1)         The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

June 30, 2016

(in thousands except share price)

(unaudited)

June 30,
2016
End of quarter common shares outstanding	96,177
Partnership units outstanding (common share equivalents)*	20,412
Combined common shares and partnership units outstanding	116,589
Common stock price at quarter end	$5.37
Market capitalization at quarter end	$626,082
Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series E preferred stock	$115,750
Debt on balance sheet date	$3,800,603
Joint venture partner’s share of consolidated debt	$(2,079)
Net working capital (see below)	$(435,179)
Total enterprise value (TEV)	$4,383,325

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$50.00
Market value of Ashford Inc. investment	$29,908

Cash and cash equivalents	$261,916
Restricted cash	163,055
Accounts receivable, net	55,281
Prepaid expenses	24,259
Investment in securities investment fund	53,070
Due from affiliates, net	(4,947)
Due from third-party hotel managers, net	15,060
Market value of Ashford Inc. investment	29,908
Total current assets	$597,602

Accounts payable, net & accrued expenses	$139,326
Dividends payable	23,097
Total current liabilities	$162,423

Net working capital**	$435,179

* Total units outstanding = 21.70 million; impacted by current conversion factor.

** Includes the Company’s pro rata share of net working capital in joint ventures.

Ashford Hospitality Trust, Inc. and Subsidiaries

Anticipated Capital Expenditures Calendar (a)

		2016
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Embassy Suites Austin	150	x	x	x
Hilton Garden Inn Austin	254	x	x	x
Courtyard Boston Billerica	210	x	x
Courtyard Irvine Foothill Ranch	156	x	x
Residence Inn Fairfax	159	x	x
SpringHill Suites Gaithersburg	162	x	x
SpringHill Suites Jacksonville	102	x	x
The Ashton	39	x	x
Towneplace Suites Manhattan Beach	144	x	x
Embassy Suites Houston	150	x		x	x
The Churchill	173	x		x	x
Courtyard Oakland Airport	156	x
Hilton Santa Fe	158	x
Renaissance Nashville	673	x
Westin Princeton	296	x
Embassy Suites Dallas	150		x	x	x
Embassy Suites Las Vegas	220		x	x	x
Marriott Dallas Market Center	265		x	x	x
Courtyard Bloomington	117		x	x
Embassy Suites Orlando	174		x	x
Hampton Inn Lawrenceville	85		x	x
Hyatt Regency Coral Gables	253		x	x
Embassy Suites Philadelphia	263		x
Courtyard Ft. Lauderdale	174			x	x
Crowne Plaza Annapolis	196			x	x
Embassy Suites Dulles	150			x	x
Hilton Garden Inn Virginia Beach	176			x	x
Hyatt Regency Savannah	351			x	x
Le Pavillon New Orleans	226			x	x
Marriott Crystal Gateway	697			x	x
Hilton St. Petersburg	333			x
Marriott San Antonio Plaza	251			x
Courtyard Basking Ridge	235				x
Hampton Inn Gainesville	124				x
Hampton Inn Parsippany	152				x
Hilton Boston Back Bay	390				x
Marriott Omaha	300				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2016 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	2016	2016	2015	2015	June 30, 2016
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM

Net income	$106,459	$53,018	$43,305	$55,120	$257,902
Income from consolidated entities attributable to noncontrolling interests	(35)	9	(8)	(33)	(67)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—
Net income attributable to the Company	106,424	53,027	43,297	55,087	257,835
Non-property adjustments	(23,094)	114	(8)	—	(22,988)
Interest Income	(12)	(10)	(9)	(10)	(41)
Interest expense	469	467	456	455	1,847
Amortization of loan cost	119	118	116	114	467
Depreciation and amortization	59,921	61,979	60,996	58,553	241,449
Income tax expense	19	26	118	60	223
Non-Hotel EBITDA ownership expense	1,934	1,898	2,430	2,128	8,390
(Income) loss from consolidated entities attributable to noncontrolling interests	35	(9)	8	33	67
Hotel EBITDA including amounts attributable to noncontrolling interest	145,815	117,610	107,404	116,420	487,249

Non-comparable adjustments	(1,882)	(5,154)	(2,669)	833	(8,872)
Comparable Hotel EBITDA	$143,933	$112,456	$104,735	$117,253	$478,377

NOTES:

(1)       The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)       All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended June 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$99,775	$6,684	$106,459	$383	$(71,707)	$35,135
Income from consolidated entities attributable to noncontrolling interests	(35)	—	(35)	—	29	(6)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(4,376)	(4,376)
Net income (loss) attributable to the Company	99,740	6,684	106,424	383	(76,054)	30,753
Non-property adjustments	(23,094)	—	(23,094)	—	23,094	—
Interest Income	(11)	(1)	(12)	—	(62)	(74)
Interest expense	469	—	469	—	49,820	50,289
Amortization of loan cost	119	—	119	—	6,054	6,173
Depreciation and amortization	53,815	6,106	59,921	109	49	60,079
Income tax expense (benefit)	19	—	19	—	584	603
Non-Hotel EBITDA ownership expense	1,832	102	1,934	2	(1,936)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	35	—	35	—	(35)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	132,924	12,891	145,815	494	1,514	147,823
Less: EBITDA adjustments attributable to non-controlling interest	(61)	—	(61)	—	(28)	(89)
Income from consolidated entities attributable to noncontrolling interests	(39)	—	(39)	—	39	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	4,376	4,376
Equity in loss of unconsolidated entities	—	—	—	—	355	355
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	(487)	(487)
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$132,824	$12,891	$145,715	$494	$5,769	$151,978

Non-comparable adjustments	(1,882)	—	(1,882)
Comparable Hotel EBITDA	$131,042	$12,891	$143,933

NOTES:

(1)       The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotels sold during the period.

(2)       All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended March 31, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Sold Properties	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$45,799	$7,219	$53,018	$447	$3,204	$(68,808)	$(12,139)
Income from consolidated entities attributable to noncontrolling interests	9	—	9	—	—	29	38
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	2,112	2,112
Net income (loss) attributable to the Company	45,808	7,219	53,027	447	3,204	(66,667)	(9,989)
Non-property adjustments	114	—	114	—	—	(114)	—
Interest Income	(10)	—	(10)	—	—	(53)	(63)
Interest expense	467	—	467	—	—	49,268	49,735
Amortization of loan cost	118	—	118	—	—	6,060	6,178
Depreciation and amortization	56,376	5,603	61,979	135	1,875	(1,888)	62,101
Income tax expense (benefit)	26	—	26	—	—	603	629
Non-Hotel EBITDA ownership expense	1,602	296	1,898	—	76	(1,974)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	(9)	—	(9)	(1)	—	10	—
Hotel EBITDA including amounts attributable to noncontrolling interest	104,492	13,118	117,610	581	5,155	(14,755)	108,591
Less: EBITDA adjustments attributable to non-controlling interest	(65)	—	(65)	—	—	65	—
Income from consolidated entities attributable to noncontrolling interests	9	—	9	—	—	(9)	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	—	(2,112)	(2,112)
Equity in loss of unconsolidated entities	—	—	—	—	—	519	519
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	—	115	115
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—	—
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$104,436	$13,118	$117,554	$581	$5,155	$(16,177)	$107,113

Non-comparable adjustments	(5,154)	—	(5,154)
Comparable Hotel EBITDA	$99,338	$13,118	$112,456

NOTES:

(1)       The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotels sold during the period.

(2)       All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended December 31, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$38,248	$5,057	$43,305	$108	$(69,540)	$(26,127)
Income from consolidated entities attributable to noncontrolling interests	(8)	—	(8)	—	30	22
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	4,113	4,113
Net income (loss) attributable to the Company	38,240	5,057	43,297	108	(65,397)	(21,992)
Non-property adjustments	(8)	—	(8)	—	8	—
Interest Income	(7)	(2)	(9)	—	(14)	(23)
Interest expense	456	—	456	—	47,296	47,752
Amortization of loan cost	116	—	116	—	5,657	5,773
Depreciation and amortization	56,031	4,965	60,996	145	48	61,189
Income tax expense (benefit)	109	9	118	—	(43)	75
Non-Hotel EBITDA ownership expense	2,058	372	2,430	—	(2,430)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	8	—	8	—	(8)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	97,003	10,401	107,404	253	(14,883)	92,774
Less: EBITDA adjustments attributable to non-controlling interest	(65)	—	(65)	—	(24)	(89)
Income from consolidated entities attributable to noncontrolling interests	(8)	—	(8)	—	8	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(4,113)	(4,113)
Equity in loss of unconsolidated entities	—	—	—	—	(759)	(759)
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	846	846
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	—	—
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$96,930	$10,401	$107,331	$253	$(18,925)	$88,659

Non-comparable adjustments	(2,669)	—	(2,669)
Comparable Hotel EBITDA	$94,334	$10,401	$104,735

NOTES:

(1)       The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)       All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended September 30, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$49,251	$5,869	$55,120	$220	$(74,851)	$(19,511)
Income from consolidated entities attributable to noncontrolling interests	(33)	—	(33)	—	30	(3)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	3,193	3,193
Net income (loss) attributable to the Company	49,218	5,869	55,087	220	(71,628)	(16,321)
Non-property adjustments	—	—	—	—	—	—
Interest Income	(8)	(2)	(10)	—	(11)	(21)
Interest expense	455	—	455	—	46,112	46,567
Amortization of loan cost	114	—	114	—	5,178	5,292
Depreciation and amortization	53,979	4,574	58,553	139	49	58,741
Income tax expense (benefit)	60	—	60	—	1,661	1,721
Non-Hotel EBITDA ownership expense	1,951	177	2,128	6	(2,134)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	33	—	33	—	(33)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	105,802	10,618	116,420	365	(20,806)	95,979
Less: EBITDA adjustments attributable to non-controlling interest	(69)	—	(69)	—	(20)	(89)
Income from consolidated entities attributable to noncontrolling interests	(33)	—	(33)	—	33	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(3,193)	(3,193)
Equity in loss of unconsolidated entities	—	—	—	—	437	437
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	675	675
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	509	509
Company’s portion of EBITDA of Highland JV	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$105,700	$10,618	$116,318	$365	$(22,365)	$94,318

Non-comparable adjustments	3,029	—	833
Comparable Hotel EBITDA	$108,831	$10,618	$117,253

NOTES:

(1)         The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three months Ended June 30, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$48,975	$4,956	$53,931	$399	$(69,087)	$(14,757)
Income from consolidated entities attributable to noncontrolling interests	(45)	—	(45)	—	31	(14)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	2,527	2,527
Net income (loss) attributable to the Company	48,930	4,956	53,886	399	(66,529)	(12,244)
Non-property adjustments	17,132	2,817	19,949	—	(19,949)	—
Interest Income	(6)	(1)	(7)	—	(23)	(30)
Interest expense	468	—	468	—	42,418	42,886
Amortization of loan cost	112	—	112	—	4,497	4,609
Depreciation and amortization	48,301	4,126	52,427	140	49	52,616
Income tax expense (benefit)	—	—	—	—	2,089	2,089
Non-Hotel EBITDA ownership expense	1,107	88	1,195	—	(1,195)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	45	—	45	—	(45)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	116,089	11,986	128,075	539	(38,688)	89,926
Less: EBITDA adjustments attributable to non-controlling interest	(44)	—	(44)	—	(36)	(80)
(Income) loss from consolidated entities attributable to noncontrolling interests	(45)	—	(45)		45	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(2,527)	(2,527)
Equity in loss of unconsolidated entities	—	—	—	—	(2,855)	(2,855)
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	1,586	1,586
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	4,221	4,221
Hotel EBITDA attributable to the Company and OP unitholders	$116,000	$11,986	$127,986	$539	$(38,254)	$90,271

Non-comparable adjustments	5,262	783	6,045
Comparable Hotel EBITDA	$121,351	$12,769	$134,120

NOTES:

(1)         The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Six months Ended June 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$145,574	$13,903	$159,477	$829	$(137,310)	$22,996
Income from consolidated entities attributable to noncontrolling interests	(27)	—	(27)	—	59	32
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(2,264)	(2,264)
Net income (loss) attributable to the Company	145,547	13,903	159,450	829	(139,515)	20,764
Non-property adjustments	(22,980)	—	(22,980)	—	22,980	—
Interest Income	(22)	(2)	(24)	—	(113)	(137)
Interest expense	936	—	936	—	99,118	100,054
Amortization of loan cost	237	—	237	—	12,114	12,351
Depreciation and amortization	110,191	11,709	121,900	244	97	122,241
Income tax expense (benefit)	45	—	45	—	1,187	1,232
Non-Hotel EBITDA ownership expense	3,437	397	3,834	3	(3,837)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	27	—	27	—	(27)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	237,418	26,007	263,425	1,076	(7,996)	256,505
Less: EBITDA adjustments attributable to non-controlling interest	(126)	—	(126)	—	(54)	(180)
Income from consolidated entities attributable to noncontrolling interests	(30)	—	(30)	—	30	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	2,264	2,264
Equity in loss of unconsolidated entities	—	—	—	—	874	874
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	(372)	(372)
Hotel EBITDA attributable to the Company and OP unitholders	$237,262	$26,007	$263,269	$1,076	$(5,254)	$259,091

Pre-acquisition Hotel EBITDA	(7,036)	—	(7,036)
Comparable Hotel EBITDA	$230,382	$26,007	$256,389

NOTES:

(1)         The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Six months Ended June 30, 2015
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$86,215	$12,475	$98,690	$785	$252,575	$352,050
Income from consolidated entities attributable to noncontrolling interests	(49)	—	(49)	—	60	11
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(42,809)	(42,809)
Net income (loss) attributable to the Company	86,166	12,475	98,641	785	209,826	309,252
Non-property adjustments	18,262	2,817	21,079	—	(21,079)	—
Interest Income	(13)	(2)	(15)	—	(31)	(46)
Interest expense	469	—	469	—	74,046	74,515
Amortization of loan cost	112	—	112	—	7,503	7,615
Depreciation and amortization	82,334	7,767	90,101	280	99	90,480
Income tax expense (benefit)	—	—	—	—	2,914	2,914
Non-Hotel EBITDA ownership expense	2,008	213	2,221	1	(2,222)	—
(Income) loss from consolidated entities attributable to noncontrolling interests	49	—	49	—	(49)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	189,387	23,270	212,657	1,066	271,007	484,730
Less: EBITDA adjustments attributable to non-controlling interest	(95)	—	(95)	—	(58)	(153)
(Income) loss from consolidated entities attributable to noncontrolling interests	(49)		(49)	—	49	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	42,809	42,809
Equity in loss of unconsolidated entities	—	—	—	—	3,767	3,767
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	(692)	(692)
Company’s portion of EBITDA of Ashford Prime	—	—	—	—	7,131	7,131
Company’s portion of EBITDA of Highland JV	—	—	—	—	11,982	11,982
Hotel EBITDA attributable to the Company and OP unitholders	$189,243	$23,270	$212,513	$1,066	$335,995	$549,574

Pre-acquisition Hotel EBITDA	27,002	2,634	29,636
Comparable Hotel EBITDA	$216,389	$25,904	$242,293

NOTES:

(1)         The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Twelve Months Ended June 30, 2016
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels
Net income (loss)	$18,595	$2,206	$4,944	$23,003	$11,761	$(95)	$48,993	$10,707	$9,597	$29,523	$9,667	$(508)	$255	$331	$2,470	$2,162	$1,475	$22,952
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	18,595	2,206	4,944	23,003	11,761	(95)	48,993	10,707	9,597	29,523	9,667	(508)	255	331	2,470	2,162	1,475	22,952
Non-property adjustments	—	—	—	—	—	—	—	—	—	(23,094)	—	—	114	—	—	—	—	—
Interest income	(1)	—	—	(13)	—	—	(1)	(1)	(2)	—	(7)	—	—	—	—	—	—	(7)
Interest expense	—	—	—	4	—	1,782	—	—	—	—	—	—	—	—	61	—	—	—
Amortization of loan cost	—	—	—	—	—	467	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	17,723	4,719	3,203	20,152	11,857	1,818	66,104	6,599	8,038	5,818	9,354	2,153	2,596	979	9,862	1,783	2,853	23,574
Income tax expense	—	9	—	—	—	—	—	59	24	—	—	—	—	—	—	—	—	7
Non-Hotel EBITDA ownership expense	594	528	(2)	197	365	13	997	266	181	595	334	104	340	134	484	43	106	2,040
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	36,911	7,462	8,145	43,343	23,983	3,985	116,093	17,630	17,838	12,842	19,348	1,749	3,305	1,444	12,877	3,988	4,434	48,566

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(12,842)	—	—	—	788	—	—	—	—

Comparable Hotel EBITDA	$36,911	$7,462	$8,145	$43,343	$23,983	$3,985	$116,093	$17,630	$17,838	$—	$19,348	$1,749	$3,305	$2,232	$12,877	$3,988	$4,434	$48,566

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$8,746	$16,740	$1,355	$642	$634	$10,522	$1,336	$586	$395	$126	$6,035	$1,750	$2,437	$4,742	$1,436	$2,055	$327	$257,902
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(56)	(12)	—	—	—	—	—	—	1	(67)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	8,746	16,740	1,355	642	634	10,522	1,336	586	339	114	6,035	1,750	2,437	4,742	1,436	2,055	328	257,835
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8)	(22,988)
Interest income	—	—	—	—	—	(3)	—	—	—	—	—	—	—	(4)	—	—	(2)	(41)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,847
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	467
Depreciation and amortization	5,635	11,432	1,118	637	403	5,827	2,091	930	862	676	2,550	501	1,097	3,733	1,934	1,042	1,796	241,449
Income tax expense	—	(4)	—	—	—	—	—	—	—	128	—	—	—	—	—	—	—	223
Non-Hotel EBITDA ownership expense	204	78	24	118	23	214	8	85	13	13	60	42	48	56	32	11	42	8,390
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	56	12	—	—	—	—	—	—	(1)	67
Hotel EBITDA including amounts attributable to noncontrolling interest	14,585	28,246	2,497	1,397	1,060	16,560	3,435	1,601	1,270	943	8,645	2,293	3,582	8,527	3,402	3,108	2,155	487,249

Non-comparable adjustments	—	—	—	379	—	—	2,776	—	—	—	—	—	—	—	—	—	27	(8,872)

Comparable Hotel EBITDA	$14,585	$28,246	$2,497	$1,776	$1,060	$16,560	$6,211	$1,601	$1,270	$943	$8,645	$2,293	$3,582	$8,527	$3,402	$3,108	$2,182	$478,377

NOTES:

(1)

The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)

All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30, 2016
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels
Net income (loss)	$6,771	$1,210	$1,381	$6,859	$4,066	$(101)	$20,212	$2,899	$2,899	$24,224	$3,325	$428	$17	$144	$1,120	$637	$580	$7,260
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,771	1,210	1,381	6,859	4,066	(101)	20,212	2,899	2,899	24,224	3,325	428	17	144	1,120	637	580	7,260
Non-property adjustments	—	—	—	—	—	—	—	—	—	(23,094)	—	—	—	—	—	—	—	—
Interest income	—	—	—	(6)	—	—	—	—	(1)	—	(2)	—	—	—	—	—	—	(1)
Interest expense	—	—	—	1	—	453	—	—	—	—	—	—	—	—	15	—	—	—
Amortization of loan cost	—	—	—	—	—	119	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,581	1,270	813	5,109	3,014	462	15,585	1,727	2,055	380	2,383	578	613	347	2,565	460	724	6,179
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	55	10	3	58	42	4	262	27	21	373	43	16	174	7	83	3	25	472
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,407	2,490	2,197	12,021	7,122	937	36,059	4,653	4,974	1,883	5,749	1,022	804	498	3,783	1,100	1,329	13,910

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(1,883)	—	—	—	—	—	—	—	—

Comparable Hotel EBITDA	$11,407	$2,490	$2,197	$12,021	$7,122	$937	$36,059	$4,653	$4,974	$—	$5,749	$1,022	$804	$498	$3,783	$1,100	$1,329	$13,910

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$3,361	$7,109	$314	$145	$175	$3,912	$1,183	$236	$158	$96	$1,535	$567	$746	$1,221	$682	$643	$445	$106,459
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(23)	(12)	—	—	—	—	—	—	—	(35)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,361	7,109	314	145	175	3,912	1,183	236	135	84	1,535	567	746	1,221	682	643	445	106,424
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(23,094)
Interest income	—	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	—	(1)	(12)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	469
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	119
Depreciation and amortization	1,509	2,768	287	178	109	1,618	819	232	221	171	654	112	307	941	321	257	572	59,921
Income tax expense	—	—	—	—	—	—	—	—	—	19	—	—	—	—	—	—	—	19
Non-Hotel EBITDA ownership expense	23	6	5	78	(1)	11	2	15	2	2	39	18	16	6	18	4	12	1,934
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	23	12	—	—	—	—	—	—	—	35
Hotel EBITDA including amounts attributable to noncontrolling interest	4,893	9,883	606	401	283	5,541	2,004	483	381	288	2,228	697	1,069	2,167	1,021	904	1,028	145,815

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1	(1,882)

Comparable Hotel EBITDA	$4,893	$9,883	$606	$401	$283	$5,541	$2,004	$483	$381	$288	$2,228	$697	$1,069	$2,167	$1,021	$904	$1,029	$143,933

NOTES:

(1)

The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotels sold during the period.

(2)

All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2016
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels
Net income (loss)	$5,352	$174	$1,362	$5,593	$987	$94	$9,742	$2,981	$2,691	$3,204	$2,040	$(642)	$237	$188	$(183)	$211	$404	$6,692
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	5,352	174	1,362	5,593	987	94	9,742	2,981	2,691	3,204	2,040	(642)	237	188	(183)	211	404	6,692
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	114	—	—	—	—	—
Interest income	—	—	—	(4)	—	—	—	—	—	—	(2)	—	—	—	—	—	—	(1)
Interest expense	—	—	—	1	—	451	—	—	—	—	—	—	—	—	15	—	—	—
Amortization of loan cost	—	—	—	—	—	118	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,522	1,349	807	5,077	2,972	457	16,476	1,652	2,012	1,875	2,382	549	689	343	2,479	451	713	6,014
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	211	113	2	259	35	3	164	126	6	76	23	(2)	70	48	78	1	3	426
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,085	1,636	2,171	10,926	3,994	1,123	26,382	4,759	4,709	5,155	4,443	(95)	1,110	579	2,389	663	1,120	13,131

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(5,155)	—	—	—	—	—	—	—	—

Comparable Hotel EBITDA	$10,085	$1,636	$2,171	$10,926	$3,994	$1,123	$26,382	$4,759	$4,709	$—	$4,443	$(95)	$1,110	$579	$2,389	$663	$1,120	$13,131

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(42)	$3,107	$369	$53	$157	$2,075	$(26)	$240	$12	$(53)	$2,215	$421	$526	$1,693	$1,233	$481	$(570)	$53,018
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(1)	10	—	—	—	—	—	—	—	9
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	(42)	3,107	369	53	157	2,075	(26)	240	11	(43)	2,215	421	526	1,693	1,233	481	(570)	53,027
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	114
Interest income	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)	—	—	(1)	(10)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	467
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	118
Depreciation and amortization	1,378	2,924	278	177	103	1,552	815	231	217	170	640	117	280	941	554	262	521	61,979
Income tax expense	—	—	—	—	—	—	—	—	—	26	—	—	—	—	—	—	—	26
Non-Hotel EBITDA ownership expense	115	(10)	2	1	—	51	5	19	2	2	—	5	14	16	5	3	26	1,898
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	1	(10)	—	—	—	—	—	—	—	(9)
Hotel EBITDA including amounts attributable to noncontrolling interest	1,451	6,021	649	231	260	3,677	794	490	231	145	2,855	543	820	2,649	1,792	746	(24)	117,610

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1	(5,154)

Comparable Hotel EBITDA	$1,451	$6,021	$649	$231	$260	$3,677	$794	$490	$231	$145	$2,855	$543	$820	$2,649	$1,792	$746	$(23)	$112,456

NOTES:

(1)              The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2015
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels
Net income (loss)	$3,343	$481	$843	$4,590	$1,544	$(165)	$8,942	$2,116	$1,555	$1,619	$1,724	$(440)	$274	$(1)	$265	$616	$275	$3,983
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,343	481	843	4,590	1,544	(165)	8,942	2,116	1,555	1,619	1,724	(440)	274	(1)	265	616	275	3,983
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	—	(2)	—	—	—	—	—	—	(2)	—	—	—	—	—	—	(2)
Interest expense	—	—	—	1	—	440	—	—	—	—	—	—	—	—	15	—	—	—
Amortization of loan cost	—	—	—	—	—	116	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,357	1,092	795	4,997	2,956	455	17,139	1,661	2,038	1,842	2,349	514	648	289	2,441	441	710	5,793
Income tax expense	—	9	—	—	—	—	—	59	24	—	—	—	—	—	—	—	—	7
Non-Hotel EBITDA ownership expense	97	211	2	20	183	4	136	58	96	124	173	38	32	79	166	(1)	66	671
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,796	1,793	1,640	9,606	4,683	850	26,217	3,894	3,713	3,585	4,244	112	954	367	2,887	1,056	1,051	10,452

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(3,585)	—	—	—	99	—	—	—	—

Comparable Hotel EBITDA	$7,796	$1,793	$1,640	$9,606	$4,683	$850	$26,217	$3,894	$3,713	$—	$4,244	$112	$954	$466	$2,887	$1,056	$1,051	$10,452

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$1,886	$3,137	$420	$56	$197	$2,522	$179	$16	$71	$2	$1,233	$283	$464	$907	$(5)	$392	$(19)	$43,305
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(10)	1	—	—	—	—	—	—	1	(8)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	1,886	3,137	420	56	197	2,522	179	16	61	3	1,233	283	464	907	(5)	392	(18)	43,297
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8)	(8)
Interest income	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)	—	—	—	(9)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	456
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	116
Depreciation and amortization	1,384	2,897	283	175	85	1,353	457	233	218	169	632	129	259	943	549	265	448	60,996
Income tax expense	—	(4)	—	—	—	—	—	—	—	23	—	—	—	—	—	—	—	118
Non-Hotel EBITDA ownership expense	(5)	17	2	14	—	104	1	37	2	2	16	17	9	30	3	1	25	2,430
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	10	(1)	—	—	—	—	—	—	(1)	8
Hotel EBITDA including amounts attributable to noncontrolling interest	3,265	6,047	705	245	282	3,978	637	286	291	196	1,881	429	732	1,879	547	658	446	107,404

Non-comparable adjustments	—	—	—	—	—	—	821	—	—	—	—	—	—	—	—	—	(4)	(2,669)

Comparable Hotel EBITDA	$3,265	$6,047	$705	$245	$282	$3,978	$1,458	$286	$291	$196	$1,881	$429	$732	$1,879	$547	$658	$442	$104,735

NOTES:

(1)              The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30, 2015
	Morgan Stanley Pool A - 7 hotels	Morgan Stanley Pool B - 5 hotels	JPM Chase - 1 hotel	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 24 hotels	Wachovia 1 - 5 hotels	Wachovia 2 - 7 hotels	Wachovia 5 -5 hotels	Wachovia 6 - 5 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	BAML Pool - 17 hotels

Net income (loss)	$3,129	$341	$1,358	$5,961	$5,164	$77	$10,097	$2,711	$2,452	$476	$2,578	$146	$(273)	$—	$1,268	$698	$216	$5,017
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,129	341	1,358	5,961	5,164	77	10,097	2,711	2,452	476	2,578	146	(273)	—	1,268	698	216	5,017
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	(1)	—	—	(1)	(1)	(1)	—	(1)	—	—	—	—	—	—	(3)
Interest expense	—	—	—	1	—	438	—	—	—	—	—	—	—	—	16	—	—	—
Amortization of loan cost	—	—	—	—	—	114	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,263	1,008	788	4,969	2,915	444	16,904	1,559	1,933	1,721	2,240	512	646	—	2,377	431	706	5,588
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	231	193	(9)	(140)	105	2	436	54	58	22	94	53	63	—	157	39	11	471
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,623	1,542	2,137	10,790	8,184	1,075	27,436	4,323	4,442	2,219	4,911	711	436	—	3,818	1,168	933	11,073

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	(2,219)	—	—	—	689	—	—	—	—

Comparable Hotel EBITDA	$7,623	$1,542	$2,137	$10,790	$8,184	$1,075	$27,436	$4,323	$4,442	$—	$4,911	$711	$436	$689	$3,818	$1,168	$933	$11,073

	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar Gainesville - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Omni American Bank Ashton - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 4 - 2 hotels	BAML Pool 5 - 2 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$3,541	$3,387	$252	$388	$105	$2,013	$—	$94	$154	$81	$1,052	$479	$701	$921	$(474)	$539	$471	$55,120
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(22)	(11)	—	—	—	—	—	—	—	(33)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,541	3,387	252	388	105	2,013	—	94	132	70	1,052	479	701	921	(474)	539	471	55,087
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	(1)	—	—	—	—	—	—	—	(1)	—	—	—	(10)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	455
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	114
Depreciation and amortization	1,364	2,843	270	107	106	1,304	—	234	206	166	624	143	251	908	510	258	255	58,553
Income tax expense	—	—	—	—	—	—	—	—	—	60	—	—	—	—	—	—	—	60
Non-Hotel EBITDA ownership expense	73	65	16	27	23	47	—	13	7	6	5	2	7	4	6	4	(17)	2,128
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	22	11	—	—	—	—	—	—	—	33
Hotel EBITDA including amounts attributable to noncontrolling interest	4,978	6,295	538	522	234	3,363	—	341	367	313	1,681	624	959	1,832	42	801	709	116,420

Non-comparable adjustments	—	—	—	379	—	—	1,955	—	—	—	—	—	—	—	—	—	29	833

Comparable Hotel EBITDA	$4,978	$6,295	$538	$901	$234	$3,363	$1,955	$341	$367	$313	$1,681	$624	$959	$1,832	$42	$801	$738	$117,253

NOTES:

(1)       The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)       All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$8,768	$5,337	$4,281	$1,477	$4,158	$1,302	$2,347	$5,785	$11,361	$15,727	$1,386	$997	$6,723	$1,823	$12,522	$22,465	$106,459
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(35)	(35)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	8,768	5,337	4,281	1,477	4,158	1,302	2,347	5,785	11,361	15,727	1,386	997	6,723	1,823	12,522	22,430	106,424
Non-property adjustments	(4,015)	—	—	—	—	—	—	—	(5,482)	(13,597)	—	—	—	—	—	—	(23,094)
Interest income	—	—	—	—	—	—	(1)	—	(2)	(2)	—	—	(2)	—	(3)	(2)	(12)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	469	469
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	119	119
Depreciation and amortization	3,636	3,403	2,641	1,730	4,740	1,380	2,443	2,312	4,345	1,205	1,372	1,051	2,507	1,066	5,188	20,902	59,921
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	19	19
Non-Hotel EBITDA ownership expense	154	29	64	50	59	288	9	3	135	258	22	3	13	36	110	701	1,934
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	35	35
Hotel EBITDA including amounts attributable to noncontrolling interest	8,543	8,769	6,986	3,257	8,957	2,970	4,798	8,100	10,357	3,591	2,780	2,051	9,241	2,925	17,817	44,673	145,815

Non-comparable adjustments	(141)	—	—	—	—	—	—	—	(441)	(1,300)	—	—	—	—	—	—	(1,882)

Comparable Hotel EBITDA	$8,402	$8,769	$6,986	$3,257	$8,957	$2,970	$4,798	$8,100	$9,916	$2,291	$2,780	$2,051	$9,241	$2,925	$17,817	$44,673	$143,933

NOTES:

(1)              The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30, 2015
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN-WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio
Net income	$2,849	$5,313	$3,412	$2,047	$3,884	$1,461	$1,095	$3,426	$6,025	$3,038	$1,384	$745	$5,938	$1,294	$9,560	$2,462	$53,933
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(45)	(45)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	2,849	5,313	3,412	2,047	3,884	1,461	1,095	3,426	6,025	3,038	1,384	745	5,938	1,294	9,560	2,417	53,888
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,817	17,132	19,949
Interest income	—	—	—	—	(1)	—	—	—	(2)	(1)	—	—	—	—	(2)	(1)	(7)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	468	468
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	112	112
Depreciation and amortization	3,039	2,208	2,886	1,650	4,391	1,169	1,314	2,175	4,328	2,007	1,213	1,052	2,308	1,354	4,716	16,617	52,427
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	25	(89)	77	173	188	52	2	236	20	54	(33)	6	(106)	71	31	486	1,193
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45	45
Hotel EBITDA including amounts attributable to noncontrolling interest	5,913	7,432	6,375	3,870	8,462	2,682	2,411	5,837	10,371	5,098	2,564	1,803	8,140	2,719	17,122	37,276	128,075

Non-comparable adjustments	719	782	—	—	—	—	2,342	—	(581)	(2,470)	—	—	—	—	—	5,253	6,045

Comparable Hotel EBITDA	$6,632	$8,214	$6,375	$3,870	$8,462	$2,682	$4,753	$5,837	$9,790	$2,628	$2,564	$1,803	$8,140	$2,719	$17,122	$42,529	$134,120

NOTES:

(1)       The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)       All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.  Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Six Months Ended June 30, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$12,950	$4,475	$8,696	$3,027	$10,642	$5,184	$2,275	$9,036	$12,135	$21,196	$1,160	$1,585	$12,184	$4,963	$16,253	$33,716	$159,477
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(27)	(27)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	12,950	4,475	8,696	3,027	10,642	5,184	2,275	9,036	12,135	21,196	1,160	1,585	12,184	4,963	16,253	33,689	159,450
Non-property adjustments	(4,015)	—	—	—	—	—	—	—	(5,482)	(13,597)	—	—	—	—	—	114	(22,980)
Interest income	—	—	(1)	—	(1)	(1)	(1)	—	(4)	(3)	—	—	(3)	—	(5)	(4)	(23)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	936	936
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	237	237
Depreciation and amortization	7,484	6,515	5,662	3,466	9,625	2,710	4,868	4,555	9,044	3,507	2,698	2,100	4,962	2,431	10,348	41,924	121,899
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45	45
Non-Hotel EBITDA ownership expense	260	170	97	37	139	337	24	(6)	244	339	39	25	158	86	211	1,674	3,834
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	27	27
EBITDA including amounts attributable to noncontrolling interest	16,679	11,160	14,454	6,530	20,405	8,230	7,166	13,585	15,937	11,442	3,897	3,710	17,301	7,480	26,807	78,642	263,425

Non-comparable adjustments	(654)	—	—	—	—	—	—	—	(759)	(5,623)	—	—	—	—	—	—	(7,036)

Comparable Hotel EBITDA	$16,025	$11,160	$14,454	$6,530	$20,405	$8,230	$7,166	$13,585	$15,178	$5,819	$3,897	$3,710	$17,301	$7,480	$26,807	$78,642	$256,389

NOTES:

(1)       The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include results from hotels sold during the period.

(2)       All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	Six Months Ended June 30, 2015
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income	$4,881	$5,635	$6,771	$3,175	$7,949	$5,400	$1,237	$4,888	$7,533	$8,476	$850	$1,158	$11,198	$3,091	$14,077	$12,371	$98,690
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(49)	(49)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to the Company	4,881	5,635	6,771	3,175	7,949	5,400	1,237	4,888	7,533	8,476	850	1,158	11,198	3,091	14,077	12,322	98,641
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,817	18,262	21,079
Interest income	—	—	—	—	(1)	—	—	—	(3)	(2)	—	—	—	—	(5)	(3)	(14)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	469	469
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	112	112
Depreciation and amortization	4,803	3,067	5,105	2,697	8,023	2,275	2,651	2,693	6,666	3,917	2,355	2,098	4,571	2,198	8,324	28,658	90,101
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	15	40	103	218	198	63	(1)	236	64	232	128	2	23	66	101	732	2,220
Income from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	49
Hotel EBITDA including amounts attributable to noncontrolling interest	9,699	8,742	11,979	6,090	16,169	7,738	3,887	7,817	14,260	12,623	3,333	3,258	15,792	5,355	25,314	60,601	212,657

Non-comparable adjustments	4,627	2,445	1,947	1,402	1,427	—	3,076	2,975	697	(6,555)	—	—	—	1,262	1,123	15,210	29,636

Comparable Hotel EBITDA	$14,326	$11,187	$13,926	$7,492	$17,596	$7,738	$6,963	$10,792	$14,957	$6,068	$3,333	$3,258	$15,792	$6,617	$26,437	$75,811	$242,293

NOTES:

(1)              The above comparable information assumes the 127 hotel properties owned and included in the Company’s operations at June 30, 2016,  were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)              All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.